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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-4310) and the Registration Statement on Form S-3 (No. 333-14307) of Merit Holding Corporation of our report dated January 17, 1997 appearing on page 33 of this Form 10-KSB.




PRICE WATERHOUSE LLP

Atlanta, Georgia
March 13, 1997